                                                                    Exhibit (16)


           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS A SHARES

        Total Return Calculation One Year Period Ended December 31, 1997

Formula                                         P(1+T)n   =    ERV

Including Payment of the Sales Charge
Net Asset Value                                  $16.20
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $1,224.61   =    ERV
One year period ended 12/31/97                        1   =    n

TOTAL RETURN FOR THE PERIOD                      22.46%   =    T

Excluding Payment of the Sales Charge
Net Asset Value                                  $16.20
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $1,299.16   =    ERV
One year period ended 12/31/97                        1   =    n

TOTAL RETURN FOR THE PERIOD                      29.92%   =    T

          Total Return Calculation Five Years Ended December 31, 1997

Formula                                         P(1+T)n   =    ERV
Including Payment of the Sales Charge
Net Asset Value                                  $16.20
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $2,143.10   =    ERV
Five years ended 12/31/97                             5   =    n

TOTAL RETURN FOR THE PERIOD                      16.47%   =    T

Excluding Payment of the Sales Charge
Net Asset Value                                  $16.20
Initial Investment                            $1,000.00   =    P
Ending Redeemable Value                       $2,274.32   =    ERV
Five years ended 12/31/97                             5   =    n

TOTAL RETURN FOR THE PERIOD                      17.86%   =    T

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS A SHARES

           Total Return Calculation Ten Years Ended December 31, 1997

Formula                                        P(1+T)n  =  ERV
Including Payment of the Sales Charge
Net Asset Value                                 $16.20
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                      $4,363.99  =  ERV
Ten years ended 12/31/97                            10  =  n

TOTAL RETURN FOR THE PERIOD                     15.87%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                 $16.20
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                      $4,629.67  =  ERV
Ten years ended 12/31/97                            10  =  n

TOTAL RETURN FOR THE PERIOD                     16.56%  =  T


          Total Return Calculation Inception Through December 31, 1997

Formula                                        P(1+T)n  =  ERV

Including Payment of the Sales Charge
Net Asset Value                                 $16.20
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                     $32,628.48  =  ERV
Inception through 12/31/97                       29.23  =  n

TOTAL RETURN FOR THE PERIOD                     12.66%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                 $16.20
Initial Investment                           $1,000.00  =  P
Ending Redeemable Value                     $34,601.86  =  ERV
Inception through 12/31/97                       29.23  =  n

TOTAL RETURN FOR THE PERIOD                     12.89%  =  T

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS A SHARES

              Non-Standardized Cumulative Total Return Calculation
                      Inception Through December 31, 1997


Formula
                                            ERV - P
                                            -------     =     T
                                               P

Including Payment of the Sales Charge
Net Asset Value                              $16.20
Initial Investment                        $1,000.00     =     P
Ending Redeemable Value                  $32,628.48     =     ERV

TOTAL RETURN FOR THE PERIOD               3,162.85%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                              $16.20
Initial Investment                        $1,000.00     =     P
Ending Redeemable Value                  $34,601.86     =     ERV

TOTAL RETURN FOR THE PERIOD               3,360.19%     =     T


           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS B SHARES

        Total Return Calculation One Year Period Ended December 31, 1997

Formula                                             P(1+T)n   =    ERV

Including Payment of the CDSC
Net Asset Value                                      $16.21
Initial Investment                                $1,000.00   =    P
Ending Redeemable Value                           $1,238.84   =    ERV
One year period ended 12/31/97                            1   =    n

TOTAL RETURN FOR THE PERIOD                          23.88%   =    T


Excluding Payment of the CDSC
Net Asset Value                                      $16.21
Initial Investment                                $1,000.00   =    P
Ending Redeemable Value                           $1,288.84   =    ERV
One year period ended 12/31/97                            1   =    n

TOTAL RETURN FOR THE PERIOD                          28.88%   =    T

          Total Return Calculation Five Years Ended December 31, 1997

Formula                                             P(1+T)n   =    ERV
Including Payment of the CDSC
Net Asset Value                                      $16.21
Initial Investment                                $1,000.00   =    P
Ending Redeemable Value                           $2,171.25   =    ERV
Five years ended 12/31/97                                 5   =    n

TOTAL RETURN FOR THE PERIOD                          16.77%   =    T


Excluding Payment of the CDSC
Net Asset Value                                      $16.21
Initial Investment                                $1,000.00   =    P
Ending Redeemable Value                           $2,185.30   =    ERV
Five years ended 12/31/97                                 5   =    n

TOTAL RETURN FOR THE PERIOD                          16.92%   =    T

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS B SHARES

          Total Return Calculation Inception Through December 31, 1997

Formula                                           P(1+T)n   =    ERV

Including Payment of the CDSC
Net Asset Value                                    $16.21
Initial Investment                              $1,000.00   =    P
Ending Redeemable Value                         $2,305.29   =    ERV
Inception through 12/31/97                           5.20   =    n

TOTAL RETURN FOR THE PERIOD                        17.42%   =    T

Excluding Payment of the CDSC
Net Asset Value                                    $16.21
Initial Investment                              $1,000.00   =    P
Ending Redeemable Value                         $2,305.29   =    ERV
Inception through 12/31/97                           5.20   =    n

TOTAL RETURN FOR THE PERIOD                        17.42%   =    T


              Non-Standardized Cumulative Total Return Calculation
                      Inception Through December 31, 1997

Formula
                                                  ERV - P
                                                  -------   =    T
                                                     P
Including Payment of the CDSC
Net Asset Value                                    $16.21
Initial Investment                              $1,000.00   =    P
Ending Redeemable Value                         $2,305.29   =    ERV

TOTAL RETURN FOR THE PERIOD                       130.53%   =    T

Excluding Payment of the CDSC
Net Asset Value                                    $16.21
Initial Investment                              $1,000.00   =    P
Ending Redeemable Value                         $2,305.29   =    ERV

TOTAL RETURN FOR THE PERIOD                       130.53%   =    T

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS C SHARES

        Total Return Calculation One Year Period Ended December 31, 1997

Formula                                  P(1+T)n   =    ERV

Including Payment of the CDSC
Net Asset Value                           $16.21
Initial Investment                     $1,000.00   =    P
Ending Redeemable Value                $1,278.86   =    ERV
One year period ended 12/31/97                 1   =    n

TOTAL RETURN FOR THE PERIOD               27.89%   =    T


Excluding Payment of the CDSC
Net Asset Value                           $16.21
Initial Investment                     $1,000.00   =    P
Ending Redeemable Value                $1,288.86   =    ERV
One year period ended 12/31/97                 1   =    n

TOTAL RETURN FOR THE PERIOD               28.89%   =    T

          Total Return Calculation Inception Through December 31, 1997

Formula                                  P(1+T)n   =   ERV

Including Payment of the CDSC
Net Asset Value                           $16.21
Initial Investment                     $1,000.00   =   P
Ending Redeemable Value                $2,042.57   =   ERV
Inception through 12/31/97                  4.18   =   n

TOTAL RETURN FOR THE PERIOD               18.63%   =   T

Excluding Payment of the CDSC
Net Asset Value                           $16.21
Initial Investment                     $1,000.00   =   P
Ending Redeemable Value                $2,042.57   =   ERV
Inception through 12/31/97                  4.18   =   n

TOTAL RETURN FOR THE PERIOD               18.63%   =   T

           VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND - CLASS C SHARES

              Non-Standardized Cumulative Total Return Calculation
                      Inception Through December 31, 1997

Formula                            ERV - P         =  T
                                   ------
                                      P
Including Payment of the CDSC
Net Asset Value                       $16.21
Initial Investment                 $1,000.00       =  P
Ending Redeemable Value            $2,042.57       =  ERV

TOTAL RETURN FOR THE PERIOD          104.26%       =  T

Excluding Payment of the CDSC
Net Asset Value                       $16.21
Initial Investment                 $1,000.00      =  P
Ending Redeemable Value            $2,042.57      =  ERV

TOTAL RETURN FOR THE PERIOD          104.26%      =  T